LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Variable Annuity Account H
American Legacy® Target Date Income B Share

Supplement dated November 16, 2023 to the
Summary Prospectus for New Investors dated May 1, 2023

This supplement to the summary prospectus for your individual variable annuity contract describes revisions to i4LIFE® Advantage, an optional variable payout option available under your Contract. These revisions apply to all i4LIFE® Advantage elections on and after November 20, 2023. All other provisions in your prospectus remain unchanged.

OVERVIEW

The following changes will apply to all elections of i4LIFE® Advantage beginning November 20, 2023:
•	The minimum Access Period selected must be no less than 10 years;
•	The available Assumed Investment Return (AIR) rates are limited to 3% and 4%; and
•	The annuity factor used to calculate the Regular Income Payment will no longer include gender as a component.
Please keep this supplement for future reference.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln Life & Annuity Variable Annuity Account H

American Legacy® Target Date Income B Share

Supplement dated November 16, 2023 to the
Summary Prospectus for New Investors dated May 1, 2023

Beginning December 18, 2023, the American Legacy® Target Date Income B Share and American Legacy® Target Date Income Advisory variable annuity contracts will no longer available for purchase. Additionally, the Target Date Income Benefit rider will be closed to new elections.

Please retain this supplement for future reference.